UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 High Bluff Drive, Suite 385 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 487-1255

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Certificate of Incorporation or Bylaws.

On September 30, 2013, in connection with the closing of the initial public offering of shares of its common stock (the “IPO”), Evoke Pharma, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Charter”) with the Secretary of State of the State of Delaware. The Company’s board of directors and stockholders previously approved the Charter to be filed in connection with the closing of the IPO.

The Charter amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 50,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (v) provide that directors may be removed from office only for cause and only upon the affirmative vote of the holders of at least 66 2/3% of the holders of the Company’s capital stock entitled to vote; and (vi) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders.

The foregoing description of the amendments made by the Charter is qualified by reference to the Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On September 30, 2013, in connection with the closing of the IPO, amended and restated bylaws of the Company (the “Bylaws”), previously approved by the Company’s board of directors and stockholders to become effective in connection with closing of the IPO, became effective. The Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Charter.

The foregoing description of the amendments made in the Bylaws is qualified by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Evoke Pharma, Inc.

3.2	Amended and Restated Bylaws of Evoke Pharma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2013	EVOKE PHARMA, INC.

	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President,
Chief Business Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Evoke Pharma, Inc.

3.2	Amended and Restated Bylaws of Evoke Pharma, Inc.